                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d)  OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                 May 18, 1998
                             ____________________

               Date of Report (Date of earliest event reported)

                             SIEBEL SYSTEMS, INC.
                             ____________________

            (Exact name of registrant as specified in its charter)


       DELAWARE                   0-20725                     94-3187233
   _______________            _______________               _______________

  (State or other               (Commission                 (I.R.S. Employer
   jurisdiction                 File Number)               Identification No.)
  of incorporation


                            1855 SOUTH GRANT STREET
                             SAN MATEO, CA  94402

                             ____________________

                   (Address of principal executive offices)

                                (650) 295-5000

                             ____________________

             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

A.   SIEBEL SYSTEMS CLOSES MERGER WITH SCOPUS TECHNOLOGY

     On May 18, 1998, the Company closed its merger with Scopus Technology, Inc. A press release relating to the transaction is attached hereto as Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (c)  Exhibits

EX.-99.1      Press Release dated May 18, 1998.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SIEBEL SYSTEMS, INC.
Date:  May 18, 1998

                                                By:  /s/ Howard H. Graham
                                                   -------------------------
                                                     Howard H. Graham
                                                     Senior Vice President,
                                                     Finance and Administration
                                                     and Chief Financial Officer